LEGG MASON PARTNERS EQUITY FUNDS

(the “Fund”)

On behalf of

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Supplement Dated May 31, 2006

to Prospectus and Statement of Additional Information

Dated May 31, 2006

Effective until as such time the Board of Trustees of the Fund approves changes to the section, “Investments, risks and performance – Principal investment strategies” in the prospectus and the section, “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”), the information set forth under the aforementioned headings of the prospectus and SAI will read as follows:

In addition, the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in:

•	Tobacco production
•	Production of weapons
•	Ownership or design of nuclear facilities

FD03404

1